UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	PMBC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2021, Pacific Mercantile Bancorp, a California corporation (the “Company”) held its special meeting of shareholders (the “Special Meeting”). At the Special Meeting,  the Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 14, 2021 in connection with the Company’s proposed merger (the “Merger”) with Banc of California, Inc., a Maryland corporation (“Banc of California”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated March 22, 2021, by and between the Company and Banc of California (the “Merger Agreement”).

On the record date for the Special Meeting on May 10, 2021, there were 22,322,184 shares of the Company’s common stock entitled to vote on each of Proposals 1-3.

Voting Results

Proposal 1 – Merger Proposal
The shareholders voted to approve the principal terms of the Merger Agreement. The voting results were as follows:

Votes For	Votes Against	Abstain
15,056,167	7,713	3,051

Proposal 2 – NEO Compensation Proposal
The shareholders voted to approve, on an advisory (non-binding) basis, the compensation to be paid to the named executive officers of the Company in connection with the Merger. The voting results were as follows:

Votes For	Votes Against	Abstain
14,917,012	131,218	18,701

Proposal 3 – Adjournment Proposal
The shareholders voted to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal or the NEO compensation proposal. The voting results were as follows:

Votes For	Votes Against	Abstain
14,510,318	539,862	16,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: June 23, 2021	By:	/s/ BRADFORD R. DINSMORE
Bradford R. Dinsmore, President and Chief Executive Officer